                                                                   EXHIBIT 10.9

          COLLATERAL ASSIGNMENT OF INDEMNIFICATION FOR REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

                This Collateral Assignment of Indemnification for Representations, Warranties, Covenants and Indemnities (this "Assignment"), dated as of September 7, 1999, made by VERIDIAN CORPORATION, a Delaware corporation with an office at 2001 North Beauregard Street, Suite 1200, Alexandria, Virginia 22311-1732 ("Company"), to First Union National Bank, a national banking association with an office at 1970 Chain Bridge Road, VA 1942, McLean, Virginia 22102-4099 ("Administrative Agent"), as Administrative Agent for the Lenders party from time to time to the Credit Agreement referred to below.

                                   WITNESSETH:

                WHEREAS, Company and ERIM International, Inc., a Michigan corporation ("ERIM"), have entered into that certain Agreement and Plan of Merger, dated as of August 6, 1999 (as the same may hereafter be amended, supplemented, amended and restated, renewed or otherwise modified from time to time, the "Agreement");

                WHEREAS, pursuant to the Agreement, ERIM has made certain representations and warranties to, and covenants and agreements with, the Company (collectively, the "Representations, Warranties and Covenants"), and has agreed to indemnify the Company for certain breaches of such Representations, Warranties and Covenants (the "Indemnification");

                WHEREAS, Company, Administrative Agent and certain Lenders (as defined in the Credit Agreement referred to herein) have entered into that certain Revolving Credit Agreement, dated as of the date hereof (as the same may be amended, supplemented, amended and restated, renewed or otherwise modified from time to time, the "Credit Agreement"), and, pursuant to the Security Agreement, dated as of the date hereof, Administrative Agent has been granted security interests in and liens on all of Company's assets,

                WHEREAS, Administrative Agent has required, as a condition to its entering into the Credit Agreement, that Company assigns to Administrative Agent, as additional security for the repayment of the Secured Obligations (as defined in the Credit Agreement), all of Company's rights and remedies with respect to Indmnification for any breach of the Representations, Warranties and Covenants;

                NOW, THEREFORE, in consideration of the premises set forth and for other good and valuable consideration, Company agrees as follows:

                1. Company hereby collaterally assigns and transfers to Administrative Agent for the benefit of the Lenders, and grants a security interest in, as additional security for the repayment in full of the Secured Obligations, all of Company's rights and remedies with respect to Indemnification for any breach of the Representations, Warranties and Covenants, and any payments due from ERIM to the Company under or pursuant to the Agreement.

                2. Following the occurrence and continuance of an Event of Default, a) the Company hereby irrevocably authorizes and empowers Administrative Agent or its agents, in the sole discretion of Administrative Agent, to assert, either directly or on behalf of the Company, any claims the Company may, from time to time, have against ERIM with respect to Indemnification for any breach of the Representations, Warranties and Covenants or with respect to any payments due from the ERIM to the Company under or pursuant to the Agreement, as Administrative Agent may deem proper, and to receive and collect any damages, awards and other monies resulting therefrom and to apply the same on account of any of the Secured Obligations, and b) the Company hereby irrevocably makes, constitutes and appoints Administrative Agent (and all officers, employees or agents designated by Administrative Agent) as Company's true and lawful attorney (and agent-in-fact) for the purpose of enabling Administrative Agent or its agents to assert and collect such claims and to apply such monies in the manner set forth hereinabove. Notwithstanding the foregoing, Administrative Agent agrees that until an Event of Default (which for purposes of this Assignment shall mean an Event of Default as defined under the Credit Agreement) shall occur Company alone shall have the right to assert claims against ERIM in connection with Indemnification for any breach of the Representations, Warranties and Covenants, provided that Company gives Administrative Agent written notice of its intention to assert any such claims and keeps Administrative Agent informed of the status of any proceedings concerning such claims.

                3. Company shall keep Administrative Agent informed of all circumstances known to Company bearing upon the Representations, Warranties and Covenants, and Company shall not waive any of its rights or remedies under the Agreement with respect to the Representations, Warranties and Covenants or Indemnification therefor without the prior written consent of Administrative Agent.

                4. This Assignment shall continue in effect until the Secured Obligations have been finally paid in full and the Credit Agreement has been terminated, at which time Administrative Agent, upon receipt of written request of Company, shall release to Company Administrative Agent's interests in Indemnification for any breach of the Representations, Warranties and Covenants.

                5. Unless otherwise defined herein, all terms used herein shall have their defined meanings under the Credit Agreement.

                6. At any time or from time to time, upon Administrative Agent's written request, Company will execute and deliver to Administrative Agent such further documents and do such other acts and things as Administrative Agent may request in order further to effect the purposes of this Assignment, including, without limitation, the filing or recording of this Assignment or any schedule, amendment or supplement hereto, or a financing or continuation statement with respect hereto in accordance with the laws of any applicable jurisdictions. Company hereby authorizes Administrative Agent to effect any such filing or recording as aforesaid (including the filing of any such financing statements or amendments thereto without the signature of Company), and Administrative Agent's costs and expenses with respect thereto shall be payable by Company on demand.

                7. Company hereby represents and warrants that (i) the Agreement is in full force and effect and is enforceable accordance with its terms, (ii) no default exists under the Agreement, (iii) Company has not assigned or pledged or otherwise encumbered the Agreement other than as contemplated hereby, (iv) Company has full power, authority and legal right to assign its rights under the Agreement pursuant to this Assignment, and ERIM has authority and legal right to consent to such assignment, (v) this Assignment has been duly authorized, executed and delivered by Company and constitutes a legal, valid and binding obligation of Company, enforceable in accordance with its terms against Company, (vi) no consent of any other person and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Company in connection with the execution, delivery or performance of this Assignment except those that have been obtained, (vii) the execution, delivery and performance of this Assignment will not violate any provision of any statute or law or contractual obligation to which Company is a party or that purports to be binding upon Company or upon any of Company's assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Company except as contemplated by this Assignment.

                  8. Company (i) will not assign, pledge or otherwise encumber any of its right, title or interest under, in or to the Agreement to anyone other than Administrative Agent and its successors or assigns; (ii) will not take or omit to take any action, the taking or omission of which could result in an alteration or impairment of the Agreement, the Representations, Warranties and Covenants, the Indemnification or this Assignment (iii) will not, except with the prior written consent of Administrative Agent, enter into any agreement amending, modifying, restating, renewing or supplementing the Agreement; (iv) will not consent or agree to any act or omission to act on the part of any party to the Agreement that, without such consent or agreement, would constitute a default thereunder;
(v) will deliver to Administrative Agent a copy of each demand, notice, communication or document (except those received in the ordinary course of business) delivered to it in any way relating to the Agreement; and (vi) will not grant any consents or waivers under the Agreement without receiving the prior written consent of Administrative Agent.

                9. Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                10. NONE OF THE TERMS OR PROVISIONS OF THIS ASSIGNMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT BY AN INSTRUMENT IN WRITING, DULY EXECUTED BY ADMINISTRATIVE AGENT. THIS ASSIGNMENT AND ALL OBLIGATIONS OF COMPANY HEREUNDER SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF COMPANY AND SHALL, TOGETHER WITH THE RIGHTS AND REMEDIES OF ADMINISTRATIVE AGENT HEREUNDER, INURE TO THE BENEFIT OF ITS SUCCESSORS AND ASSIGNS. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                11. AS SPECIFICALLY BARGAINED INDUCEMENT FOR ADMINISTRATIVE AGENT TO ENTER INTO THIS ASSIGNMENT AND EXTEND CREDIT TO COMPANY, COMPANY AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS ASSIGNMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF ADMINISTRATIVE AGENT, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF ADMINISTRATIVE AGENT, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL, THE PREMISES AND OTHER SECURITY FOR THE OBLIGATIONS OR INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN THE STATE AND FEDERAL COURTS LOCATED IN MECKLENBURG COUNTY, NORTH CAROLINA, IN ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS ASSIGNMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE COMPANY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A SUMMONS AND COMPLAINT AND OTHER PROCESS IN ANY ACTION, CLAIM OR

PROCEEDING BROUGHT BY THE ADMINISTRATIVE AGENT OR ANY LENDER IN CONNECTION WITH THIS ASSIGNMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY RIGHTS AND OBLIGATIONS, ON BEHALF OF ITSELF OR ITS PROPERTY, IN THE MANNER SPECIFIED IN SECTION 8.2 OF THE CREDIT AGREEMENT. NOTHING IN THIS PARAGRAPH 11 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS. TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS ASCRIBED THERETO IN THE CREDIT AGREEMENT. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE IN THE STATE OF NORTH CAROLINA ARE USED HEREIN AS THEREIN DEFINED ON THE DATE HEREOF. THE HEADINGS OF THE VARIOUS SUBDIVISIONS HEREOF ARE FOR CONVENIENCE OF REFERENCE ONLY AND SHALL IN NO WAY MODIFY AND OF THE TERMS OR PROVISIONS HEREOF.

                12. Any notice required, permitted or contemplated hereunder shall be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given (i) three
(3) days following deposit in the U.S. mails, with proper postage prepaid, (ii) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment thereof, or (iii) upon receipt of notice given by telecopy, mailgram, telegram, telex or personal delivery:

        To Administrative Agent:           First Union National Bank
                                           1970 Chain Bridge Road
                                           VA 1942
                                           McLean, Virginia 22102-4099
                                           Attention:  Christopher Hetterly
                                           Telephone No: (703) 760-6004
                                           Facsimile No.: (703) 760-6019

        To Company:                        c/o Veridian Corporation
                                           2001 North Beauregard Street
                                           Suite 1200
                                           Alexandria, Virginia 22311-1732
                                           Attention: Katherine A. Snavely
                                           Telephone No: (703) 575-3113
                                           Facsimile No.: (703) 575-3200

                13.     (a)     Binding Arbitration. Upon demand of any party,
whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Assignment ("Disputes"), between or among parties to this Assignment, or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from this Assignment executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Assignment. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitations shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Finance Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein.

        (b) JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH LENDER AND THE COMPANY HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS ASSIGNMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

        (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Agreement or the Credit Agreement or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                  IN WITNESS WHEREOF, this Assignment has been duly executed by Company as of the 7th day of September, 1999.


[Corporate Seal]                           VERIDIAN CORPORATION

Signed and acknowledged
in the presence of

                                           /s/ KATHERINE A. SNAVELY
                                           -------------------------------------
/s/ PHYLLIS SEIDLER                        Katherine A. Snavely
------------------------------             Title: Senior Vice President,
Name: Phyllis Seidler                      Finance, Chief Financial Officer,
     -------------------------             Treasurer and Secretary